EXHIBIT 31.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO RULE 13A-14(A) AND RULE 15D-14(A)
OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

I, Alison A. Staloch, certify that:

1. I have reviewed this quarterly report on Form 10-Q of Fundrise eREIT, LLC (the "registrant");
2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;
3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;
4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

(a) Designed such disclosure controls and procedures to ensure that material information relating to the registrant is made known to us;

(b) [Intentionally omitted in accordance with Exchange Act Rule 13a-14(a)/15d-14(a)];

(c) Evaluated the effectiveness of disclosure controls and procedures and presented our conclusions; and

(d) Disclosed any material change in ICFR during the most recent fiscal quarter; and

5. The registrant's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee (or persons performing the equivalent functions): (a) All significant deficiencies and material weaknesses in the design or operation of ICFR which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's ICFR.

Date: June 5, 2026 By: /s/ Alison A. Staloch

Name: Alison A. Staloch
Title: Chief Financial Officer of Fundrise Advisors, LLC
(Principal Financial Officer)